                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                 CURRENT REPORT
                                 --------------

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


        Date of Report (Date of earliest event reported)  March 17, 1997
                                                         ---------------

                             KALAN GOLD CORPORATION
                   Formerly known as Knight Natural Gas, Inc.
                   -------------------------------------------
             (Exact name of Registrant as specified in its charter)



      Colorado                       0-25658                    84-1357927
      --------                       -------                   ------------
(State or other jurisdiction         (Commission            (I.R.S. Employer
of incorporation or organization)    File Number)           Identification No.)




                              Tower I, Suite 340,
                             12835 E. Arapahoe Road
                            Englewood, Colorado 80112
                            -------------------------
              (Address of principal executive offices and Zip Code)



                                 (303) 706-1606
                                  --------------
               (Registrant's telephone number including area code)

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.        CHANGES IN CONTROL OF REGISTRANT.
               Not Applicable

Item 2.        ACQUISITION OR DISPOSITION OF ASSETS.
               Not Applicable

Item 3.        BANKRUPTCY OR RECEIVERSHIP.
               Not Applicable

Item 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
               Not Applicable

Item 5.        OTHER EVENTS
               Not Applicable

Item 6.        RESIGNATION OF REGISTRANT'S DIRECTORS.
               Mr. John Barksdale has resigned from all offices with the Registrant. A copy of his resignation letter is attached hereto.


               The Registrant has appointed Mr. Michael L. Raisch to fill the existing vacancy. Mr. Raisch has become the Secretary-Treasurer of the Registrant. Mr. Robert J. Goldman has become the Vice President.

Item 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.
               Not Applicable

Item 8.        CHANGE IN FISCAL YEAR.
               Not Applicable

Item 9.        SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
               Not Applicable


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                   KALAN GOLD CORPORATION



Dated: March 17, 1997              By:    /s/ James H. Baum
                                       ------------------------------
                                       James H. Baum
                                       President and Chief Executive Officer

March 15, 1997



Mr. Bobby Goldman
Secretary/Treasurer
Kalan Gold Corporation
12835 East Arapahoe Road
Tower I, Suite 340
Englewood,  CO  80112

Dear Bobby:

At the request of the Board of Directors of Kalan Gold Corporation, Please accept my resignation effective today, March 15, 1997, from all positions.

Upon your acceptance of my resignation, I expect to receive (1) the executed Option Agreement between Kalan Gold Corporation and myself and (2) my final paycheck for the period February 15, 1997, to March 15, 1997.

Sincerely,

///signed///
John Barksdale